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                                                                    EXHIBIT 10.2


         THIS SECURITY IS NOT BEING REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY
         (1) TO THE COMPANY (AS DEFINED BELOW), (2) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER THAT IS AWARE THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.



                         HORIZON MEDICAL PRODUCTS, INC.


                             REVOLVING CREDIT NOTE


   $50,000,000                                                     July 1, 2000


                  HORIZON MEDICAL PRODUCTS, INC., a Georgia corporation (the "COMPANY"), for value received, promises to pay BANK OF AMERICA, N.A. (the "LENDER"), or registered assigns, the principal amount of Fifty-Two Million Dollars ($50,000,000) or the aggregate outstanding principal amount of the Revolving Credit Loans made by the Lender, whichever is less, on such dates and in such amounts as set forth in Section 2.05 of the Credit Agreement referred to below and to pay interest on the aggregate unpaid principal amount hereof on such dates and at such rates set forth in Section 2.03 of the Credit Agreement referred to below.

                  This Note is one of the Revolving Credit Notes referred to in the Amended and Restated Credit Agreement dated as of May 26, 1998 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Company, the lenders referred to therein and NationsCredit Commercial Corporation, as Agent. The Credit Agreement and the Security Documents referred to therein contain additional rights of the holder of, and the security for, this Note. Capitalized terms used but not defined herein have the meanings assigned thereto in the Credit Agreement.

         This Note is issued in replacement and substitution for that certain Revolving Credit Note dated as of May 26, 1998, issued by the Company in favor of NationsCredit Commercial Corporation, predecessor-in-interest to the Lender, in the stated principal amount of $50,000,000



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(the "PRIOR NOTE"). This Note is not intended nor shall it be construed as a novation or an accord and satisfaction of the indebtedness evidenced by the Prior Note.

                  If an Event of Default shall occur and be continuing, the unpaid balance of the principal of this Note together with all accrued but unpaid interest hereon may become or be declared forthwith due and payable in the manner and with the effect provided in the Credit Agreement.

                  Each holder hereof is authorized to endorse on the grid attached hereto, or on a continuation thereof, each Revolving Credit Loan made by the Lender and each payment and prepayment with respect thereto. Failure of the Lender or any holder hereof to make any such endorsement shall not affect the obligations of the Company hereunder or under the Credit Agreement.

                  This Note also may and must be prepaid as provided in the Credit Agreement, together with any premiums set forth therein, under the circumstances therein described.

                  Payments of principal hereof and interest hereon shall be made in lawful money of the United States of America.

                  Presentment, demand, protest and notice of any kind are hereby waived by the undersigned.

                  This Note shall be governed by, and construed in accordance with, the laws of the State of Georgia in all respects, including all matters of construction, validity and performance, without regard to the choice of law provisions thereof.

                  IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the day and year first above written.


                                        HORIZON MEDICAL PRODUCTS, INC.


                                        By:
                                           ---------------------------------
                                           Name:
                                                ----------------------------
                                           Title:
                                                 ---------------------------


                                      -2-
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                      SCHEDULE A TO REVOLVING CREDIT NOTE

               WORKING CAPITAL          PRINCIPAL AMOUNT
  DATE      LOAN/ACQUISITION LOAN            OF LOAN           PAYMENT OF PRINCIPAL       NOTATION MADE
  ----      ---------------------       ----------------       --------------------       -------------